Exhibit 99.1

Banc of California, Inc. Reports 2013 Second Quarter

Financial Results

IRVINE, CA, August 7, 2013 – Banc of California, Inc. (NASDAQ: BANC) (the “Company”), the holding company for Pacific Trust Bank and Beach Business Bank, today announced financial results for the three and six months ended June 30, 2013. For the quarter, the Company reported net income and earnings available to common stockholders of $4.36 million or $0.36 per diluted common share. This compares with net income available to common stockholders of $641 thousand, or $0.05 per diluted common share, for the first quarter ended March 31, 2013, and net loss available to common stockholders of $1.05 million, or ($0.09) per diluted common share, for the preceding second quarter ended June 30, 2012. Year to date, the Company reported net income of $5.29 million with earnings available to common shareholders of $5 million, or $0.41 per diluted common share. This compares with net loss available to common shareholders of $1.1 million or ($0.09) per diluted common share for the first six months of 2012. The Company’s consolidated assets totaled $2.5 billion at June 30, 2013, an increase of $484.1 million compared with $2.1 billion at March 31, 2013 and an increase of $1.4 billion compared with $1.1 billion at June 30, 2012. Year to date, total assets increased by $852.4 million. Loans and leases receivable remained flat quarter over quarter at $1.6 billion on June 30, 2013, a year to date increase of $363.3 million and an increase of $768.2 million compared with $829.1 million at June 30, 2012. The increases in total assets and loans and leases receivable were due mainly to organic loan growth, loans acquired in the Beach Business Bank and Gateway Bancorp acquisitions, purchases of seasoned residential mortgage loans, and growth in deposits to support the previously announced branch sale anticipated to close in fourth quarter 2013. Total deposits of $2.1 billion at June 30, 2013 represented an increase of $411.0 million compared with $1.7 billion at March 31, 2013. Year to date, deposits have increased by $803.5 million and by $1.3 billion compared with $852.3 million at June 30, 2012.

Steven Sugarman, Chief Executive Officer of the Company, stated: “We continue to transform our banking franchise. During the second quarter we grew our retail core deposit base and expanded our residential mortgage lending platform. We also successfully closed the acquisition of The Private Bank of California on July 1, 2013. To support these strategic initiatives, we completed two capital raises in June – a common and a preferred stock offering – demonstrating our capital markets capability and commitment to support our capital and liquidity needs. During the second half of the year, we will continue to focus on enhancing long term profitability through the consolidation of our two banks into one nationally chartered financial institution, the closing of the pending acquisitions of The Palisades Group and CS Financial, and the sale of eight non-core branch locations.”

The Company plans to discuss its second quarter earnings, among other items, on August 7, 2013, at 8:00 a.m., Pacific Time. All interested parties are welcome to attend the conference call at 866-503-8728, event code 26768941.

About Banc of California, Inc.

Since 1941, Banc of California, Inc. (NASDAQ:BANC) through its banking subsidiaries Pacific Trust Bank and The Private Bank of California, has provided banking services and home loans to businesses and families in California and the West. Today, Banc of California, Inc. has over $3 billion in consolidated assets and more than 60 banking locations.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:

Banc of California, Inc.

Richard Herrin, (949) 236-5300

MEDIA INQUIRIES:

Vectis Strategies

David Herbst, (310) 625-5849

Financial Highlights

	For the three months ended,			For the six months ended,
	June 30,	March 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012
	($ in thousands, except per share data)

Net income (loss)	$4,363	$929	$(739)	$5,292	$(362)
Net income (loss) available to common stockholders	$4,363	$641	$(1,053)	$5,004	$(1,076)
Diluted earnings (loss) per share	$0.36	$0.05	$(0.09)	$0.41	$(0.09)
ROA	0.76%	0.21%	-0.27%	0.53%	-0.07%
ROE	8.58%	1.96%	-1.61%	8.58%	-1.61%
Net Interest Margin	3.93%	3.70%	3.26%	5.39%	-0.39%
Non-interest income	$26,072	$17,928	$639	$44,000	$1,142
Non-interest expense	$39,594	$29,558	$9,943	$69,152	$18,161
Provision for Loan Loss	$1,918	$2,168	$279	$4,086	$970
Net Charge-offs	$954	$601	$4	$1,555	$2,302
Net loans receivable	$1,597,367	$1,611,257	$829,137
Deposits	$2,109,831	$1,698,798	$852,331
Non-accrual loans	$9,164	$16,521	$16,878
ALLL to originated loans	1.49%	1.52%	1.40%

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands, except per share data)

(Unaudited)

	June 30,	March 31,	June 30,
	2013	2013	2012
ASSETS
Cash and due from banks	$8,153	$8,420	$7,211
Interest-bearing deposits	454,182	114,776	81,616
Total cash and cash equivalents	462,335	123,196	88,827
Time deposits in financial institutions	2,589	3,635	-
Securities available for sale	106,751	99,658	117,008
Federal Home Loan Bank and Other Bank stock, at cost	10,838	8,844	6,311
Loans and leases receivable, net of allowance of $16,979, $16,015 and $11,449 at June 30, 2013,
March 31, 2013 and June 30, 2012, respectively	1,597,367	1,611,257	829,137
Loans held for sale	257,949	114,582	-
Servicing rights, net	5,040	3,077	-
Accrued interest receivable	7,887	5,051	3,715
Other real estate owned (OREO), net	1,537	1,764	9,239
Premises and equipment, net	15,533	17,695	13,152
Premises and equipment held-for-sale	3,139	-	-
Bank owned life insurance investment	18,792	18,742	18,581
Deferred income tax	7,199	7,572	7,126
Goodwill	7,048	7,048	-
Affordable housing fund investment	2,874	6,038	6,408
Income tax receivable	738	2,624	5,249
Other intangible assets, net	4,740	5,107	-
Other assets	22,758	15,165	10,367
Total assets	$2,535,114	$2,051,055	$1,115,120
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$132,855	$142,735	$26,594
Interest-bearing deposits	1,519,948	1,556,063	825,737
Deposits held for sale	457,028	-	-
Total deposits	2,109,831	1,698,798	852,331
Advances from Federal Home Loan Bank	45,000	50,000	35,000
Notes payable, net	82,127	82,031	31,714
Reserve for loss reimbursements on sold loans	3,974	3,498	-
Accrued expenses and other liabilities	25,697	28,430	13,780
Total liabilities	2,266,629	1,862,757	932,825
Commitments and contingent liabilities
SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value per share, $1,000 per share liquidation preference for a total of $32,000; 50,000,000 shares authorized, 32,000 shares issued and outstanding at June 30, 2013, March 31, 2013 and June 30, 2012	31,934	31,934	31,925
Perpetual preferred stock, $.01 par value per share; Series C, 8% non-cumulative, $1,000 per share liquidation preference, 1,610,000 shares authorized and 1,400,000 outstanding at June 30, 2013; 0 shares outstanding as of March 31, 2013 and June 30, 2012	33,734	-	-
Common stock, $.01 par value per share, 196,863,844 shares authorized; 16,134,900 shares issued and 14,976,979 shares outstanding at June 30, 2013; 12,024,303 shares issued and 10,853,290 shares outstanding at March 31, 2013; 11,774,837 shares issued and 10,604,477 shares outstanding at June 30, 2012	162	120	118
Class B non-voting non-convertible Common stock, $.01 par value per share, 3,136,156 shares authorized; 574,258 shares issued and outstanding at June 30, 2013; 1,112,188 shares issued and outstanding at March 31, 2013; 1,078,807 shares issued and outstanding at June 30, 2012	5	11	11
Additional paid-in capital	197,272	155,139	151,612
Retained earnings	28,678	25,755	23,746
Treasury stock, at cost (1,157,921 shares at June 30, 2013; 1,171,013 shares at March 31, 2013; 1,170,360 shares at June 30, 2012)	(24,088)	(25,850)	(25,007)
Accumulated other comprehensive income/(loss), net	788	1,189	(110)
Total shareholders’ equity	268,485	188,298	182,295
Total liabilities and shareholders’ equity	$2,535,114	$2,051,055	$1,115,120

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2013
Interest and dividend income
Loans, including fees	$26,153	$18,537	$9,604	$44,690	$19,132
Securities	369	498	694	867	1,431
Dividends and other interest-earning assets	219	133	80	352	140
Total interest and dividend income	26,741	19,168	10,378	45,909	20,703
Interest expense
Deposits	3,303	1,999	1,358	5,302	2,707
Federal Home Loan Bank advances	58	63	92	121	192
Capital leases	20	12	2	32	2
Notes payable	1,735	1,735	495	3,470	495
Total interest expense	5,116	3,809	1,947	8,925	3,396
Net interest income	21,625	15,359	8,431	36,984	17,307
Provision for loan and lease losses	1,918	2,168	279	4,086	970
Net interest income after provision for loan and lease losses	19,707	13,191	8,152	32,898	16,337
Noninterest income
Customer service fees	509	546	378	1,055	739
Mortgage banking income	20,261	16,370	-	36,631	-
Other	5,302	1,012	261	6,314	403
Total noninterest income	26,072	17,928	639	44,000	1,142
Noninterest expense
Salaries and employee benefits	25,311	19,080	5,177	44,391	10,044
Occupancy and equipment	3,630	3,193	1,321	6,823	2,320
All other operating expenses	10,653	7,285	3,445	17,938	5,797
Total noninterest expense	39,594	29,558	9,943	69,152	18,161
Income (loss) before income taxes	6,185	1,561	(1,152)	7,746	(682)
Income tax expense	1,822	632	(413)	2,454	(320)
Net income (loss)	4,363	929	(739)	5,292	(362)
Preferred stock dividends and discount accretion	-	288	314	288	714
Net income (loss) available to common shareholders	$4,363	$641	$(1,053)	$5,004	$(1,076)
Basic earnings (loss) per common share	$0.36	$0.05	$(0.09)	$0.41	$(0.09)
Diluted earnings (loss) per common share	$0.36	$0.05	$(0.09)	$0.41	$(0.09)

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

	As of or for the three months ended,			As of or for the six months ended,
	June 30,	March 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012
Quarterly average balance:
Total assets	2,301,382	1,770,089	1,109,844	2,027,690	1,078,824
Total gross loans and leases	1,843,645	1,415,091	840,948	1,630,552	829,999
Securities available for sale	102,880	117,108	107,488	109,955	105,668
Total interest earning assets	2,204,574	1,681,593	1,041,194	1,944,529	1,012,795
Total deposits	1,938,164	1,407,415	857,777	1,674,257	837,771
Total Borrowings	129,589	140,711	59,172	135,119	48,488
Total shareholders’ equity	203,873	191,903	184,764	197,921	185,143
Interest Bearing Liabilities	1,909,023	1,405,577	846,761	1,658,692	819,904
Profitability and other ratios:
Return on avg. assets (1)	0.76%	0.21%	-0.27%	0.53%	-0.07%
Return on avg. equity (1)	8.58%	1.96%	-1.61%	5.39%	-0.39%
Net interest margin (1)	3.93%	3.70%	3.26%	3.84%	3.44%
Noninterest income to total revenue (2)	54.66%	53.86%	7.05%	54.33%	6.19%
Noninterest income to avg. assets (1)	4.54%	4.11%	0.23%	4.38%	0.21%
Noninterest exp. to avg. assets (1)	6.90%	6.77%	3.60%	6.88%	3.39%
Efficiency ratio (3)	83.01%	88.80%	109.63%	85.39%	98.44%
Avg. loans to average deposits	95.12%	100.55%	98.04%	97.39%	99.07%
Average securities available for sale to average total assets	4.47%	6.62%	9.68%	5.42%	9.79%
Average interest-earning assets to average interest-bearing liabilities	115.48%	119.64%	122.96%	117.23%	123.53%
Average stockholders’ equity to average total assets	8.86%	10.84%	16.65%	9.76%	17.16%
Asset quality information and ratios:
Nonaccrual Loans, excluding PCI loans	$9,164	$16,521	$16,878
90+ delinquent loans and OREO:
90+ delinquent loans, excluding PCI loans	$10,741	$7,846	$1,986
Other real estate owned (OREO), net	1,537	1,764	9,239
Totals	$12,278	$9,610	$11,225

Net loan charge-offs	$954	$601	$4	$1,555	$2,302
Allowance for loan losses:
Originated loans	$16,199	$15,386	$11,448
Purchased/acquired loans:
Non-credit impaired	468	391	-
Credit impaired	312	239	-
Total purchased/acquired loans	780	630	-
Total ALLL	$16,979	$16,015	$11,448
Loans:
Originated loans	$1,086,271	$1,009,394	$817,103
Purchased/acquired loans:
Non-credit impaired (4)	390,117	399,422	-
Credit impaired (5)	137,958	218,456	22,728
Total purchased/acquired loans	528,075	617,878	22,728
Total loans	$1,614,346	$1,627,272	$839,831

ALLL to originated loans	1.49%	1.52%	1.40%

(1) Ratios are presented on an annualized basis
(2) Total revenue is equal to the sum of net interest income before provision and noninterest income

(3) Efficiency ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses and noninterest income
(4) Includes $19.9 million and $17.4 million discounts at June 30, 2013 and March 31, 2013, respectively

(5) Includes $74.5 million, $155.5 million and $15.3 million discounts at June 30, 2013, March 31, 2013 and June 30, 2012, respectively

Banc of California, Inc.

Selected Quarterly Financial Data

(Dollars in thousands, except per share data)

	June 30,	March 31,	June 30,
	2013	2013	2012
Capital Ratios
Banc of California, Inc. (1)
Total risk-based capital ratio:	20.09%	14.42%	N/A
Tier 1 risk-based capital ratio:	18.83%	13.16%	N/A
Tier 1 leverage ratio:	11.16%	9.94%	N/A
PacTrust Bank
Total risk-based capital ratio:	19.78%	17.65%	17.88%
Tier 1 risk-based capital ratio:	18.52%	16.40%	16.63%
Tier 1 leverage ratio:	10.03%	10.47%	11.44%
Beach Business Bank (2)
Total risk-based capital ratio:	16.79%	16.06%	N/A
Tier 1 risk-based capital ratio:	15.88%	15.37%	N/A
Tier 1 leverage ratio:	11.94%	13.39%	N/A

(1) Banc of California was a Savings and Loan Holding company and was not subject to regulatory capital requirements as of June 30, 2012
(2) Beach Business Bank was not a subsidiary of the Company, and as such the capital ratios as of June 30, 2012 are not presented

Tangible common equity to tangible assets ratio is supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles ("GAAP"). This non-GAAP measure is used by management in the analysis of Banc of California, Inc.’s capital strength. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders' equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles this non-GAAP performance measure to the GAAP performance measure for the periods indicated:

	June 30,	March 31,	June 30,
	2013	2013	2012
Non-GAAP performance measure
Tangible common equity to tangible assets ratio
Total assets	$2,535,114	$2,051,055	$1,115,120
Less goodwill	(7,048)	(7,048)	-
Less other intangible assets	(4,740)	(5,107)	-
Tangible assets	$2,523,326	$2,038,900	$1,115,120

Total stockholders' equity	$268,485	$188,298	$182,295
Less preferred stock	(65,668)	(31,934)	(31,925)
Less goodwill	(7,048)	(7,048)	-
Less other intangible assets	(4,740)	(5,107)	-
Tangible stockholders' equity	$191,029	$144,209	$150,370

Total stockholders' equity to total assets	10.59%	9.18%	16.35%
Tangible stockholders' equity to tangible assets	7.57%	7.07%	13.48%

Common stock outstanding	14,976,979	10,853,290	10,604,477
Class B non-voting non-convertible	574,258	1,112,188	1,078,807
common stock outstanding	574,258	1,112,188	1,078,807
Total common stock outstanding	15,551,237	11,965,478	11,683,284

Tangible common equity per common stock	$12.28	$12.05	$12.87